GOING CONCERN AND MANAGEMENT PLANS	12 Months Ended
Dec. 31, 2015
Going Concern And Management Plans [Abstract]
GOING CONCERN AND MANAGEMENT PLANS
NOTE 2 – GOING CONCERN AND MANAGEMENT PLANS

The Company’s financial statements for the year ended December 31, 2015 have been prepared on a going concern basis.  The Company has reported net operating losses during the year ended December 31, 2015 and for the past five years. This history of operating losses, along with the recent decrease in commodity prices, may adversely affect the Company’s ability to access capital it needs to continue operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts of liabilities, that might result from this uncertainty.

We will need to raise additional funds to finance continuing operations. However, we may not be successful in doing so. Without sufficient additional financing, it would be unlikely for us to continue as a going concern. Our ability to continue as a going concern is dependent upon our ability to successfully accomplish our business plan and eventually secure other sources of financing and attain profitable operations.

Information about our year-end financial position is presented in the following table (in thousands):

	Year ended December 31,
	2015	2014

Financial Position Summary
Cash and cash equivalents	$110	$510
Working capital (deficit)	$(15,695)	$(6,560)
Balance outstanding on convertible debentures, convertible notes payable and term loan	$11,317	$6,840
Stockholders’ (deficit)/equity	$(14,344)	$14,067

As of December 31, 2015, the Company had a negative working capital balance and a cash balance of approximately $15.7 million and $110,000, respectively. As of March 30, 2016, the Company’s cash balance was approximately $50,000. The Company has historically financed its operations through the sale of debt and equity securities and borrowings under credit facilities with financial institutions.

For a complete description of the Company’s indebtedness, see Note 7 — Loan Agreements.

Development and Production

During the year ended December 31, 2015, the Company transferred $847,000 from wells-in progress to developed oil and natural gas properties. This included approximately $491,000 from a well currently producing in Northern Wattenberg and approximately $356,000 of cost incurred for projects that the Company no longer plans to pursue.

During the year ended December 31, 2015, the Company entered into five joint operating agreements to participate as a non-operator in the drilling of five horizontal wells. The Company has an average of 2.78% working interest in each of these wells which are being drilled by reliable companies. However, due to capital constraints, the Company expects that it will be put into non-consent status on each of these wells unless other arrangements can be made.

Additionally, as of March 30, 2016, the Company was producing approximately 20 BOE a day from eight economically producing wells. Due to a decline in commodity prices, the cash generated from the Company’s production activity is not sufficient to pay its operating costs and the Company does not have sufficient cash to continue operations in the ordinary course.

Proposed Merger with Brushy Resources

On December 29, 2015, the Company entered into the Merger Agreement, which is described in more detail under “Business and Properties—Pending Merger with Brushy Resources.” Among other conditions to the Merger, the Company is required to repay its Term Loan in full, convert the $6.85 million outstanding under its Debentures into Common Stock at $5.00 and convert $7.5 million of its outstanding Series A Preferred Stock into Common Stock at $5.00. In addition, Brushy will have to repay, refinance or negotiate alternative terms with its senior lender prior to completing the Merger.

The Company believes that if the Merger is successfully completed, it will substantially increase its producing properties resulting in significantly greater cash flow while eliminating or refinancing its existing indebtedness. The Company will however be required to obtain significant additional capital to pay outstanding debt obligations, pay professional fees related to the Merger, pay outstanding payables in the ordinary course and to fund the combined company’s working capital requirements. While the Company expects to raise additional capital to fund all of these obligations, the current volatility in the commodity markets has made it difficult for oil and gas exploration companies, including the Company, to access debt or equity financing or obtain borrowings from financial lenders.

If the Company is unable to complete the Merger or otherwise obtain significant capital, it will likely not be able to continue its current operations and would have to consider other alternatives to preserve value for the Company’s stockholders. These alternatives could include engaging in discussions to acquire other producing properties, selling or disposing of some or all of the Company’s assets or a liquidation of its business.